UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

FORM 8-K
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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 0-31193

Date of Report: April 13, 2011

EASTERN ENVIRONMENT SOLUTIONS, CORP.
(Exact name of registrant as specified in its charter)

Nevada	16-1583162
(State of other jurisdiction of	(IRS Employer
incorporation or organization	Identification No.)

Harbin Dongdazhi Street 165, Harbin, P.R. China	150001
(Address of principal executive offices)	(Zip Code)

86-451-5394-8666
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Appointment of Certain Officers

On April 13, 2011 John W. Poling submitted his resignation from his position as Chief Financial Officer of Eastern Environment Solutions.  On April 14, 2011 the Board of Directors of Eastern Environment Solutions, Corp. appointed Song Guofeng to serve as the Company’s Chief Financial Officer.  Ms. Song has been employed as the Company’s Vice President - Finance since June 2010, and previously had over ten years of experience in financial management.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTERN ENVIRONMENT SOLUTIONS, CORP.

Dated: April 14, 2011	By:/s/ Feng Yan
Feng Yan, Chief Executive Officer